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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               BADGER METER, INC.
                                  on behalf of
                    BADGER METER EMPLOYEE SAVINGS AND STOCK
                                 OWNERSHIP PLAN

                             4545 W. BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223
                                 (414) 355-0400
                             A Wisconsin Corporation
                   IRS Employer Identification No. 39-0143280
                           Commission File No. 1-6706



Item 4   Changes in Registrant's Certifying Accountant
------   ---------------------------------------------

         a)  Previous Independent Auditors for Savings and Stock Ownership Plan
             ------------------------------------------------------------------

             The Audit and Compliance Committee (the "Committee") that administers the Badger Meter Employee Savings and Stock Ownership Plan (the "Plan") notified Ernst & Young LLP that its appointment as independent auditors for the Plan was terminated. Ernst & Young LLP will continue to act as independent auditors for Badger Meter, Inc., a Wisconsin corporation (the "Company").

             The audit reports issued by Ernst & Young LLP on the financial statements of the Plan for each of the fiscal years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             In connection with Ernst & Young LLP's audits for the fiscal years ended December 31, 2002 and 2001 and through May 21, 2004, the Plan has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the Plan's financial statements for such years.

             The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Ernst & Young LLP's letter, dated May 26, 2004, stating its agreement with such disclosure.

         b)  New Independent Auditors for Savings and Stock Ownership Plan
             -------------------------------------------------------------

             As of May 21, 2004, the Committee has engaged Wipfli LLP as independent auditors for the Plan. The engagement of Wipfli LLP to audit the Plan's financial statements was approved by the Committee and the engagement relates only to the audit of the Plan's financial statements. During the two most recent fiscal years and through May 21, 2004, neither the Plan nor the Company have

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             consulted with Wipfli LLP regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 7   Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits. The following exhibit is being filed herewith:

                (16.1) Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 26, 2004


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      BADGER METER, INC.
                                      ------------------


Dated: May 26, 2004                 By /s/  Richard A. Meeusen
                                       -----------------------
                                       Richard A. Meeusen
                                       Chairman, President and Chief Executive
                                       Officer



                                    By /s/  Richard E. Johnson
                                       -----------------------
                                       Richard E. Johnson
                                       Senior Vice President - Finance, Chief
                                       Financial Officer and Treasurer



                                    By /s/  Beverly L.P. Smiley
                                       ------------------------
                                       Beverly L.P. Smiley
                                       Vice President - Controller






                 EXHIBIT INDEX TO THE CURRENT REPORT ON FORM 8-K


     Exhibit No.  Description
     -----------  -----------

     16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 26, 2004





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